PG&E Corporation:                          Exhibit 99.1
Strong Core Growth and Future Demand-side
Earnings
Christopher P. Johns, CFO
Lehman Brothers
CEO Energy / Power Conference
September 4 - 6, 2007

New York, NY

This presentation contains forward-looking statements regarding management’s guidance for PG&E Corporation’s 2007 and 2008 earnings per share from operations, targeted average annual growth rate for earnings per share from operations, as well as management’s projections regarding Pacific Gas and Electric Company’s (Utility) capital expenditures, and energy efficiency incentives. These statements are based on current expectations and various assumptions which management believes are reasonable, including that substantial capital investments are made in Utility business over the 2007-2011 period, Utility rate base averages $17 billion in 2007 and $18.7 billion in 2008, that the Utility earns at least its authorized rate of return on equity, and that the Utility’s ratemaking capital structure is maintained at 52 percent equity. These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which are outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:
•

the Utility’s ability to timely recover costs through rates;
•

the outcome of regulatory proceedings, including ratemaking proceedings pending at the California Public Utilities Commission (CPUC) and the Federal Energy Regulatory
Commission;
•

the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;
•

the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards that could affect the Utility’s facilities and operations, its customers, and third parties on which the Utility relies;
•

the potential impacts of climate change on the Utility’s electricity and natural gas business;
•

changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology including the development of alternative energy sources, or other reasons;
•

operating performance of the Utility’s Diablo Canyon nuclear generating facilities (Diablo Canyon), the occurrence of unplanned outages at Diablo Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;
•

the ability of the Utility to recognize benefits from its initiatives to improve its business processes and customer service;
•

the ability of the Utility to timely complete its planned capital investment projects;
•

the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
•

the impact of changing wholesale electric or gas market rules, including the California Independent System Operator’s new rules to restructure the California wholesale electricity market;
•

how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
•

the extent to which PG&E Corporation or the Utility incur costs and liabilities in connection with pending litigation that are not recoverable through rates, from third parties, or through insurance recoveries;
•

the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit;
•

the impact of environmental laws and regulations and the costs of compliance and remediation;
•

the effect of municipalization, direct access, community choice aggregation, or other forms of bypass, and
•

other risks and factors disclosed in PG&E Corporation’s and the Utility’s SEC reports.
Cautionary Statement Regarding Forward-Looking
Information

Key Takeaways From Today’s Discussion
•

PCG is a core utility holding delivering 1st quartile
   earnings growth at low risk.
•

Pre-approved rate base infrastructure investment
   supports strong earnings growth.
•

Energy efficiency and demand response / AMI
   present additional upside.

Agenda For Today
•

PG&E core investment and earnings outlook
•

Demand-side earnings opportunities
 -

Energy Efficiency Incentives
- AMI Upgrades

Investment Driver	Cap Ex	Example Projects
Electric Generation Resources	~$1.3 Billion	• Gateway Generation Station • Humboldt • Colusa
Electric and Gas Delivery System	~$7 Billion	• Distribution Maintenance and Upgrades • McDonald Island Gas Storage Pipeline • New Customer Connections • AMI
Electric Transmission	> $3 Billion	• Central California Clean Energy Transmission (Midway - Gregg) • System Automation • Line Upgrades for Renewables
2007-2011 CapEx totals more than $14 B  ($2.8 B/yr.)
Capital Expenditures Drive Core Growth

$3.00
$2.80
$2.60
$2.40
$2.20
$2.00
2006 Actual
2007 Estimated
2008 Estimated
2009-2011 Estimated
Guidance Range

*Reg G reconciliation to GAAP for 2006 EPS from Operations and 2007 and 2008
EPS Guidance available in Appendix and at www.pge-corp.com
EPS from Operations*
EPS Guidance
EPS from Operations*:

2007 guidance of $2.70-$2.80 per share
                                                                          2008 guidance of $2.90-$3.00 per share
      8%

Earnings Upsides Not in Guidance
•

Additional transmission and generation investments
•

Energy efficiency incentives
•

AMI upgrades and related products and services

Additional Transmission and Generation
Investments
•

Proposed Pacific Connector Gas Pipeline (PCGP)

1.0 -1.5 Bcf/d, 230 mile LNG pipeline

$1.1 B (33% PG&E share)
•

2006 Long Term Procurement Plan

2,300 MW proposed post-2011
•

Proposed BC Wind Transmission

$14 M approved to study options

Coordination between BC government - WA, OR, CA

Q1 2008 - Report due to CPUC

Example 2006 - 2008 Shareholder Incentives*
$250
$200
$150
$100
$50
$0
($50)
($100)
($150)
($200)
($250)
$ MM
(162)
(77)
0
68
127
164
40%
55%
70%
85%
100%
115%
Percent of Target Achieved

*All amounts are pre-tax and cumulative for the three-year cycle
EE Incentive Final
Decision
PG&E Report of
EE 2006 - 2007
Results (Feb)
Energy Division
Verification of
2006-2007 EE
Results (Aug)
Advice letter
filing for 70%
payment (Sep)
2006-2007
Incentive awarded
(Nov/Dec)
PG&E Report of
EE 2008 Results
(Feb)
Energy Division
Verification of 2008
EE Results (Aug)
Advice letter
filing for 70%
payment (Sep)
2008 Incentive
awarded
(Nov/Dec)
Final advice
letter filing
(May)
2006-2008 Final
incentive
awarded
(July/Aug)
Final Energy
Division
Verification of
Results (Mar)
3Q’ 07       2008                              2009                             2010                    2011
$200 MM Cap
($200) MM Cap
CPUC Proposed Energy Efficiency
Incentives
•

Symmetrical “risk/reward”
mechanism with $200 MM cap
•

70% of earned incentives awarded
annually, with true-up at end of
cycle
•

Effective for 2006-2008 and
2009-2011 EE program cycles

Source: California Energy Commission
EE is California’s least-cost resource
-
2,000
4,000
6,000
8,000
10,000
12,000
14,000
1960
1965
1970
1975
1980
1985
1990
1995
2000
kWh
US
CA
Western Europe
Per Capita Energy Usage - California, US and Europe
Resource Type	Ave 2006 Cost (kWh)*
Energy Efficiency	$.025
Diablo Canyon	$.039
Utility, Irrigation Districts, Other Wholesale	$.048
QFs and Renewables	$.084
DWR	$.085
* Costs represent 2006 average price per kilowatt hour

Previous Cycles
GWh
2000
1800
1600
1400
1200
1000
800
600
400
200
0
494
1487
2003
2004-2005

Current Cycle
GWh
1400
1200
1000
800
600
400
200
0
677
1125
1261
2006
2007
2008
Actual
Target

Note: 2007 and 2008 are PG&E targets.  CPUC target is 2,826 GWh for 2006-2008.
•

PG&E’s 2006-2008 EE goals:   3,063 GWh; 47 MM therms
•

Programs extend into 2009-2011
Energy Efficiency Savings: Achieved and Target
777
549
 1741
PG&E’s Energy Efficiency Programs

Market	Example Initiatives
High Tech	Data Center Efficiency
Residential New Construction	New Solar Homes Partnership
Agricultural & Food Processing	Bio-Energy Recovery Systems
Schools & Colleges	University Research Center Efficiency
Large Commercial	“More-than-a-Million” Retro-commissioning Program
Other programs, including Mass Market and third-party programs	Compact Florescent Bulbs, Appliances & Air Conditioning Equipment, Enhancements to New Buildings, etc.
Energy Efficiency Target Markets and
Initiatives

1800
1600
1400
1200
1000
800
600
400
200
0
2004A
2005A
2006A
2007
2008
2009
2010
2011
Existing
New
SmartMeter™ program

MWs
Demand response impacts expected to double from 2007
Actual and Projected Capacity Savings from Demand Response
Programs
Demand Response Programs

2008  and beyond
2007
July 2007:
RFP Issued
Q4 2007 - Q2 2008:
Field Testing
Aug 2007:
Bids Submitted
*SmartMeter Program Upgrade subject to results of bid evaluation, successful field testing, and obtaining any necessary CPUC approval.
SmartMeter is a trademark of SmartSynch, Inc. and is used by permission.
•

CPUC filing for additional funding, if needed
•

Deployment of new technology
Q4 2011:
Initial deployment complete
Approximate timeline for SmartMeter Program Upgrade*
2011
Potential Technology Upgrade for SmartMeterTM
Project
Platform for next-generation initiatives

Distribution automation

Home / premise energy management systems

Today
Near Term
Future
•

Load Control
•

In-home display
•

Real-time price negotiation
•

Distributed storage and
generation
2007
20??
Smart Energy Web

PCG Investment Opportunity Summary
•

First quartile EPS growth at low risk

Approved infrastructure investment
•

Potential upsides not in guidance

Additional transmission and generation investment

Energy efficiency incentives

AMI related products and services

Conference Notes

Appendix
Lehman Brothers
CEO Energy / Power Conference
September 4 - 6, 2007

New York, NY

We act with integrity and communicate honestly and openly.
We are passionate about meeting our customers’ needs
and delivering for our shareholders.
We are accountable for all of our own actions: these include safety, protecting the environment, and supporting our communities.
We work together as a team and are committed to excellence and innovation.
We respect each other and celebrate our diversity.
The
leading
utility in the
United States

  Delighted   Energized   Rewarded
   customers  employees  shareholders
Our values
Operational excellence
Transformation
Our strategies
Our goals
Our vision
PG&E Vision

Rating Agency Outlook
•

Current Ratings

Utility issuer rating:  BBB+(1) / Baa1(2)

Utility unsecured debt:  BBB+(1) / Baa1(2)

Utility short-term rating:  A2 / P2
•

Average Utility Metrics (2007-2011)(3)

S&P Business Profile Rating:  5

Total Debt to Capitalization (EOY):  53.6%

Funds from Operations Cash Interest Coverage:  5.1x

Funds from Operations to Average Total Debt:  22%
(0)

S&P upgraded the Utility to BBB+ from BBB on May 31, 2007
(1)

Moody’s placed the Utility’s rating under review for possible upgrade on April 9, 2007
(2)

Metrics include debt equivalents for long-term power purchase contracts

Annual Long-Term EPS Growth (%)
18
16
14
12
10
8
6
4
2
0
CenterPoint Energy
FPL Group
PG&E Corp
Entergy
Xcel Energy
Southern Company
Progress Energy
American Electric Power
Ameren
Pinnacle West
NiSource
Consolidated Edison
TECO Energy

Survey of analyst estimates of EPS growth:
Source:  Thomson IBIS long-term EPS Growth Consensus Estimate Median August 23, 2007
EPS Growth - Comparator Group
EPS from operations annual growth targeted to average 8% for
2007 - 2011

* Earnings per share from operations is a non-GAAP measure.  This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
2006
2006 EPS - Reg G Reconciliation
EPS on an Earnings from Operations Basis*                                             $2.57

Items Impacting Comparability:
Scheduling Coordinator Cost Recovery                                               0.21
Environmental Remediation Liability                                                                                       (0.05)
Recovery of Interest on PX Liability                                                    0.08
Severance Costs                                                                              (0.05)

EPS on a GAAP Basis                                                                             $2.76

EPS Guidance - Reg G Reconciliation
2007

Low           High
EPS Guidance on an Earnings from Operations Basis*

$2.70

$2.80
Estimated Items Impacting Comparability                                   0.00

   0.00
EPS Guidance on a GAAP Basis                                             $2.70

$2.80
2008
                                                                  Low            High
EPS Guidance on an Earnings from Operations Basis*

$2.90

$3.00
Estimated Items Impacting Comparability                                   0.00                          0.00
EPS Guidance on a GAAP Basis                                             $2.90

$3.00
* Earnings per share from operations is a non-GAAP measure.  This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.